Other Long-Term Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Other Liabilities [Abstract]
Other Liabilities
7.  Other Long-term Liabilities

Other Long-term Liabilities balance of $857 and $609 as of March 31, 2012 and December 31, 2011, respectively, consists of long term, aged payables to vendors, individuals, and other third parties that have been outstanding for more than 5 years.  The Company is in the process of researching and resolving the balances for settlement and/or writeoff.

9. Other Long-Term Liabilities

The other long-term liabilities balance primarily consists of long term, aged payables to vendors, individuals, and other third parties that have been outstanding for more than 5 years.  The Company is in the process of researching and resolving the balances for settlement and/or writeoff.